Exhibit 32.1

C & C TOURS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of C & C Tours, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of C & C Tours, Inc. for the quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of C & C Tours, Inc.

Date: November 21, 2024	/s/ Brett D. Taylor Brett D. Taylor Principal Executive Officer Principal Financial Officer